UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)   February 14, 2005
                                                         -----------------------

                        MEDIALINK WORLDWIDE INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      No. 0-21989                                               52-1481284
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(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

      708 Third Avenue, New York, New York                         10017
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    (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 682-8300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On February 14, 2005, Medialink Worldwide Incorporated (the "Company") received notice from Paul Sagan, a director of the Company, that he was resigning as a director of the Company effective on February 14, 2005.
     Mr. Sagan indicated that he was resigning to devote more time to his duties with his current employer.

         Mr. Sagan's letter to the Company is attached hereto as Exhibit 99.1.



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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 15, 2005                   MEDIALINK WORLDWIDE INCORPORATED

                                            /s/Laurence Moskowitz
                                            ------------------------------------
                                            Name:  Laurence Moskowitz
                                            Title: Chairman of the Board and
                                                   Chief Executive Officer


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